UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Under § 240.14a-12

AEROJET ROCKETDYNE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

STEEL PARTNERS HOLDINGS L.P.

SPH GROUP HOLDINGS LLC

SPH GROUP LLC

STEEL PARTNERS HOLDINGS GP INC.

WEBFINANCIAL HOLDING CORPORATION

STEEL EXCEL, INC.

STEEL PARTNERS LTD.

WARREN G. LICHTENSTEIN

JAMES R. HENDERSON

TINA W. JONAS

JOANNE M. MAGUIRE

AUDREY A. MCNIFF

AIMEE J. NELSON

MARK A. TUCKER

MARTIN TURCHIN

VICE ADMIRAL MATHIAS W. WINTER, USN (RET.)

HEIDI R. WOOD

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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On June 16, 2022, Warren G. Lichtenstein, Executive Chairman of Aerojet Rocketdyne Holdings, Inc., issued the following press release:

Aerojet Rocketdyne Executive Chairman Warren Lichtenstein Supports Pre-Release of Company Results Ahead of Critical Vote at Special Meeting

NEW YORK--(BUSINESS WIRE)--Aerojet Rocketdyne Holdings, Inc. (NYSE: AJRD) (“Aerojet Rocketdyne” or the “Company”) Executive Chairman Warren Lichtenstein, who collectively with his affiliates and the participants in his solicitation owns approximately 5.6% of the Company's outstanding shares, today issued the below statement ahead of a special meeting of shareholders (the “Special Meeting”) scheduled to be held on June 30, 2022. As a reminder, Mr. Lichtenstein is seeking support on the GREEN Proxy Card to elect his recently refreshed slate of highly qualified candidates to the Company’s Board of Directors (the “Board”). Learn more about the slate and its plan for enhanced value creation by visiting www.SaveAerojet.com.

Mr. Lichtenstein commented:

“Given that Aerojet Rocketdyne’s future hangs in the balance at the June 30th Special Meeting, the Company’s shareholders should be promptly provided as much information as possible to inform their voting decisions. This is why I support pre-releasing preliminary results for the first five months of this fiscal year, including revenue, earnings and cash flow, and doing so in a manner that compares these metrics to management’s plans. Three other members of the Company’s eight-member Board support this action as well.

Shareholders deserve to know whether the financial and operational deterioration that has set in since December 2020, when the Lockheed Martin Corporation deal was announced and Mark Tucker stepped down as COO, has worsened over the past five and a half months as CEO Eileen Drake leveraged the boardroom gridlock she had facilitated to operate the Company with even greater impunity. Shareholders should recall that, in addition to publicly conveyed customer complaints and employee issues, Aerojet Rocketdyne saw its program performance drop off and actual free cash flow plummet nearly 80% in 2021.1 This occurred during a period when Ms. Drake had already sidelined me and restricted my access to information by initiating an internal investigation into my attempted contingency planning efforts that ultimately found I did not violate my fiduciary duty, the Company’s Code of Conduct, or any law or Company policy, and did not engage in any harassment.

I firmly believe shareholders should be urging Ms. Drake to align with me on wanting to provide maximum transparency ahead of the Special Meeting. The fact is Ms. Drake should have no issue supporting a pre-release of results if she has been honest with shareholders about the state of the business.”

***

Mr. Lichtenstein and new CEO candidate Mark Tucker have issued a detailed presentation that diagnoses Aerojet Rocketdyne’s vulnerabilities and outlines a fix-and-repair plan that targets at least $65 per share within three years: https://saveaerojet.com/wp-content/uploads/2022/06/Investor-Presentation.pdf.

***

1 The Company’s actual free cash flow declined from approximately $309 million in 2020 to just $62 million in 2021 (when stripping out $100 million in one-time benefits from the CARES Act).

Forward-Looking Statements

This press release contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect Steel Partners Holdings L.P.’s (“SPLP”) current expectations and projections about its future results, performance, prospects and opportunities. SPLP identifies these forward-looking statements by using words such as "may," "should," "expect," "hope," "anticipate," "believe," "intend," "plan," "estimate," "will" and similar expressions. These forward-looking statements are based on information currently available to SPLP and are subject to risks, uncertainties and other factors that could cause its actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. These factors include, without limitation, the adverse effects of the COVID-19 pandemic to SPLP’s business, results of operations, financial condition and cash flows; material weaknesses in SPLP’s internal control over financial reporting; fluctuations in crude oil and other commodity prices; substantial cash funding requirements that may be required in the future as a result of certain of SPLP’s subsidiaries’ sponsorship of defined benefit pension plans; significant costs, including remediation costs, as a result of complying with environmental laws or failing to comply with other extensive regulations, including banking regulations; the impact of climate change legislation or regulations restricting emissions of greenhouse gases on costs and demand for SPLP’s services; impacts to SPLP’s liquidity or financial condition as a result of legislative and regulatory actions; SPLP’s ability to maintain sufficient cash flows from operations or through financings to meet its obligations under its senior credit facility; risks associated with SPLP’s business strategy of acquisitions; losses sustained in SPLP’s investment portfolio; the impact of interest rates on SPLP’s investments, such as increased interest rates or the use of a SOFR based interest rate in SPLP’s credit facilities; reliance on the intellectual property owned by others and SPLP’s ability to protect its own intellectual property and licenses; risks associated with conducting operations outside of the United States, including changes in trade policies and the costs or limitations of acquiring materials and products used in SPLP’s operations; risks of litigation; impacts to SPLP’s WebBank business as a result of the highly regulated environment in which it operates, as well as the risk of litigation regarding the processing of PPP loans and the risk that the SBA may not fund some or all PPP loan guaranties; potentially disruptive impacts from economic downturns in various sectors; loss of customers by SPLP’s subsidiaries as a result of not maintaining long-term contracts with customers; risks related to SPLP’s key members of management and the senior leadership team; SPLP’s agreement to indemnify its manager pursuant to its management agreement, which may incentivize the manager to take unnecessary risks; risks related to SPLP’s common and preferred units, including potential price reductions for current unitholders if additional common or preferred units are issued, as well as the lack of an active market for SPLP’s units as a result of transfer restrictions contained in SPLP’s partnership agreement; the ability of SPLP’s subsidiaries to fully use their tax benefits; impacts as a result of changes in tax rates, laws or regulations, including U.S. government tax reform; labor disruptions as a result of vaccine mandated by the United States federal government. These statements involve significant risks and uncertainties, and no assurance can be given that the actual results will be consistent with these forward-looking statements. Investors should read carefully the factors described in the "Risk Factors" section of SPLP's filings with the SEC, including SPLP's Form 10-K for the year ended December 31, 2021, for information regarding risk factors that could affect SPLP's results. Any forward-looking statement made in this press release speaks only as of the date hereof. Except as otherwise required by law, SPLP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or any other reason.

Contacts

Longacre Square Partners
Greg Marose / Joe Germani
gmarose@longacresquare.com / jgermani@longacresquare.com

Okapi Partners
Mark Harnett, 646-556-9350 / Christian Jacques
mharnett@okapipartners.com / cjacques@okapipartners.com